UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
____________________________________________________________________________
FORM 8-K
____________________________________________________________________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 3, 2019
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SI-BONE, INC.
(Exact name of registrant as specified in its charter)
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Delaware	001-38701	26-2216351
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

471 El Camino Real
Suite 101
Santa Clara, CA 95050
(Address of principal executive offices) (Zip Code)

(408) 207-0700
(Registrant’s telephone number, include area code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	SIBN	The Nasdaq Global Market

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company     ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 3, 2019, Jeryl ("Jeri") Hilleman joined the Board of Directors of SI-BONE, Inc. (the “Company”) and was appointed to be the Chair of the Audit Committee. Ms. Hilleman is a member of the Board of Directors and Audit Committee Chair of Novocure, a commercial international oncology company delivering a novel device therapy for solid tumors called Tumor Treating Fields (Nasdaq: NVCR) and Minerva Neurosciences (Nasdaq: NERV), a clinical stage company focused on innovative solutions for patients with central nervous system diseases.

As a non-employee director Ms. Hilleman will receive the following compensation under the Company’s non-employee director compensation policy: (1) an annual cash retainer of $40,000 for serving on the Board; (2) an additional annual cash retainer of $20,000 for serving as the Chair of the Audit Committee; (3) an initial option to purchase 26,236 shares of the Company’s common stock, which will vest on a monthly basis over 36 months commencing on the grant date, subject to her continuous service with the Company on each applicable vesting date; and (4) on the date of each annual meeting of stockholders, an option to purchase 15,741 shares of the Company’s common stock, vesting on a monthly basis over 12 months commencing on the grant date, subject to her continuous service with the Company on each applicable vesting date.

The exercise price per share of each stock option granted under the non-employee director compensation policy will be the closing price of the Company’s common stock as reported by the Nasdaq Global Market on the date of grant. Each stock option will have a term of ten years from the date of grant, subject to earlier termination in connection with a termination of the non-employee director’s continuous service with the Company, and will be subject to accelerated vesting in the event of a change in control of the Company. The Company will also enter into its standard form of indemnification agreement with Ms. Hilleman.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SI-BONE, INC.

Dated: December 4, 2019

	By:	/s/ Laura A. Francis
Laura A. Francis
Chief Operating Officer and Chief Financial Officer